EXHIBIT 99.1

         The pool of Mortgage Loans consists of approximately 5,961 Mortgage Loans having an aggregate principal balance as of the May 1, 2003 (the "Subsequent Cut-off Date") of approximately $899,999,989.53, after application of scheduled payments due on or before the Subsequent Cut-off Date whether or not received, and subject to a permitted variance of plus or minus 5%. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         The Depositor purchased the Initial Mortgage Loans from the Originator pursuant to the Mortgage Loan Purchase Agreement, dated as of April 8, 2003 (the "Mortgage Loan Purchase Agreement"), between the Originator and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated as of April 1, 2003 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders.

         Subsequent Mortgage Loans are intended to be purchased by the Trust from the Depositor from time to time on or before June 10, 2003 from funds on deposit in the Pre-Funding Account. The Subsequent Mortgage Loans, if available, will be purchased by the Depositor and sold by the Depositor to the Trust for deposit in the Mortgage Pool.
The Pooling and Servicing Agreement provides that each Mortgage Loan in the Mortgage Pool must conform to certain specified characteristics and, following the conveyance of the Subsequent Mortgage Loans, the Mortgage Pool must conform to certain specified characteristics, as described below under "--Conveyance of Subsequent Mortgage Loans and the Pre-Funding Account."

         All of the Mortgage Loans are fixed-rate Mortgage Loans. The "Mortgage Rate" on each Mortgage Loan is the per annum rate of interest specified in the related mortgage note.

         The Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

         Approximately 77.25% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage L The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

         None of the Mortgage Loans are Buydown Mortgage Loans.

MORTGAGE LOAN STATISTICS

         The average principal balance of the Mortgage Loans at origination was approximately $151,092.59. No Mortgage Loan had a principal balance at origination greater than approximately $708,000 or less than approximately $50,000. The average principal balance of the Mortgage Loans as of the Subsequent Cut-off Date was approximately $150,981.38. No Mortgage Loan had a principal balance as of the Subsequent Cut-off Date greater than approximately $706,652.94 or less than approximately $49,819.56.

         The Mortgage Loans had Mortgage Rates as of the Subsequent Cut-off Date ranging from approximately 5.400% per annum to approximately 12.450% per annum, and the weighted average Mortgage Rate on the Mortgage Loans was approximately 7.627% per annum.

         The weighted average loan-to-value ratio at origination of the Mortgage Loans was approximately 81.82%. At origination, no Mortgage Loan had a loan-to-value ratio greater than approximately 15.79% or less than approximately 95.00%.

         The weighted average remaining term to stated maturity of the Mortgage Loans was approximately 342 months as of the Subsequent Cut-off Date. None of the Mortgage Loans will have a first Due Date prior to November 1, 2002 or after July 1, 2003, or will have an original term to stated maturity of less than 180 months or greater than 3month as of the Subsequent Cut-off Date. The latest maturity date of any Mortgage Loan is June 1, 2033.

         The Mortgage Loans are expected to have the following characteristics as of the Subsequent Cut-off Date (the sum in any column may not equal the total indicated due to rounding):


                   PRINCIPAL BALANCES OF THE MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)




                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
       RANGE OF PRINCIPAL BALANCES AS           NUMBER OF         OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
   OF THE SUBSEQUENT CUT-OFF DATE ($)         MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
Less than or equal to 50,000.00 .............          35          $     1,748,223.89                     0.19%
 50,000.01 - 100,000.00 .....................       1,915              144,584,361.66                    16.06
100,000.01 - 150,000.00 .....................       1,624              202,347,274.21                    22.48
150,000.01 - 200,000.00 .....................       1,091              189,249,146.02                    21.03
200,000.01 - 250,000.00 .....................         578              129,158,753.99                    14.35
250,000.01 - 300,000.00 .....................         374              102,437,321.68                    11.38
300,000.01 - 350,000.00 .....................         161               51,814,299.02                     5.76
350,000.01 - 400,000.00 .....................          87               32,724,258.01                     3.64
400,000.01 - 450,000.00 .....................          46               19,624,286.68                     2.18
450,000.01 - 500,000.00 .....................          26               12,596,593.79                     1.40
Greater than 500,000.00 .....................          24               13,715,470.58                     1.52
                                                    -----          ------------------                   ------
Total........................................       5,961          $   899,999,989.53                   100.00%
                                                    =====          ==================                   ======
___________________

(1) The average principal balance of the Mortgage Loans as of the Subsequent Cut-off Date was approximately $150,981.38.


                     MORTGAGE RATES OF THE MORTGAGE LOANS AS OF THE SUBSEQUENT CUT-OFF DATE(1)



                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
        CURRENT MORTGAGE RATE (%)             MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
  5.001 -  5.500 ....................                  18         $     3,566,868.30                      0.40%
  5.501 -  6.000 ....................                 113              19,972,280.92                      2.22
  6.001 -  6.500 ....................                 502             100,429,470.22                     11.16
  6.501 -  7.000 ....................               1,167             210,964,220.99                     23.44
  7.001 -  7.500 ....................               1,063             176,283,432.94                     19.59
  7.501 -  8.000 ....................               1,005             144,010,844.31                     16.00
  8.001 -  8.500 ....................                 568              73,056,893.59                      8.12
  8.501 -  9.000 ....................                 602              75,008,058.08                      8.33
  9.001 -  9.500 ....................                 308              33,229,504.94                      3.69
  9.501 - 10.000 ....................                 339              37,997,426.19                      4.22
 10.001 - 10.500 ....................                 138              13,221,203.77                      1.47

                                       -8-





 10.501-11.000............................             83                7,424,421.03                     0.82
 11.001-11.500............................             33                2,879,376.31                     0.32
 11.501-12.000............................             15                1,352,497.77                     0.15
 12.001-12.500............................              7                  603,490.17                     0.07
                                                    -----          ------------------                   ------
       Total..............................          5,961             $899,999,989.53                   100.00%
                                                    =====          ==================                   ======
__________________

(1) The weighted average current Mortgage Rate of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 7.627% per annum.



                              ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)




                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
   ORIGINAL LOAN-TO-VALUE RATIO (%)           MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
    Less than or equal to 30.00 ............         31            $     3,184,292.11                    0.35%
  30.01- 35.00 .............................         12                  1,181,629.71                    0.13
  35.01- 40.00 .............................         34                  3,856,990.89                    0.43
  40.01- 45.00 .............................         47                  6,134,024.17                    0.68
  45.01- 50.00 .............................         87                 11,610,110.05                    1.29
  50.01- 55.00 .............................        115                 17,722,442.17                    1.97
  55.01- 60.00 .............................        155                 19,727,176.08                    2.19
  60.01- 65.00 .............................        206                 28,949,550.18                    3.22
  65.01- 70.00 .............................        270                 37,778,606.81                    4.20
  70.01- 75.00 .............................        478                 70,527,175.85                    7.84
  75.01- 80.00 .............................        909                128,146,843.20                   14.24
  80.01- 85.00 .............................        935                143,047,246.66                   15.89
  85.01- 90.00 .............................      2,047                317,316,073.30                   35.26
  90.01- 95.00 .............................        635                110,817,828.35                   12.31
                                                  -----            ------------------                  ------
         Total .............................      5,961            $   899,999,989.53                  100.00%
                                                  =====            ==================                  ======
__________________

(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Subsequent Cut-off Date was approximately 81.82%.

                                  MORTGAGED PROPERTY TYPES OF THE MORTGAGE LOANS


                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
                PROPERTY TYPE                 MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
Single-Family Detached ..................            4,926            $   740,594,359.67                 82.29%
Two-to-Four-Family ......................              417                 69,485,315.54                  7.72
Planned Unit Development Detached .......              233                 39,814,226.79                  4.42
Condominium .............................              248                 36,038,756.82                  4.00
Manufactured Housing / Mobile ...........               89                  8,109,523.22                  0.90
Planned Unit Development Attached .......               24                  3,039,147.17                  0.34
Single-Family Attached ..................               24                  2,918,660.32                  0.32
                                                     -----            ------------------                ------
  Total .................................            5,961            $   899,999,989.53                100.00%
                                                     =====            ==================                ======



                           MORTGAGED PROPERTY OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
           OCCUPANCY STATUS                   MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
Owner Occupied .................                   5,447           $   842,902,223.95                    93.66%
Non Owner Occupied .............                     475                52,082,925.10                     5.79
Second Home ....................                      39                 5,014,840.48                     0.56
                                                   -----           ------------------                   ------
         Total .................                   5,961           $   899,999,989.53                   100.00%
                                                   =====           ==================                   ======
____________________

(1) Occupancy status as represented by the mortgagor at the time of origination.


                                           PURPOSE OF THE MORTGAGE LOANS



                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
                 PURPOSE                      MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
Refinance-Debt Consolidation, Cashout(1) ...      3,387            $   489,628,336.55                      54.40%
Refinance-Debt Consolidation, No Cas .......      2,226                363,315,901.32                      40.37
Purchase ...................................        348                 47,055,751.66                       5.23
                                                  -----            ------------------                     ------
  Total ....................................      5,961            $   899,999,989.53                     100.00%
                                                  =====            ==================                     ======
____________________

(1) Cash proceeds to the borrower exclusive of Debt Consolidation payments exceed 3% of the original Principal Balance of the related mortgage loan. Also includes all home equity loans originated in Texas with any cash proceeds.
(2) Cash proceeds to the borrower exclusive of Debt Consolidation payments are 3% or less of the original Principal Balance of the related mortgage loan. Excludes all home equity loans originated in Texas with any cash proceeds.


               GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES RELATING TO THE MORTGAGE LOANS(1)


                                           PURPOSE OF THE MORTGAGE LOANS



                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
                 LOCATION                     MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
Alabama .....................                          151        $    15,174,823.53                  1.69%
Alaska ......................                            2                308,700.00                  0.03
Arizona .....................                          139             15,796,281.27                  1.76
Arkansas ....................                           16              1,353,461.71                  0.15
California ..................                        1,006            211,627,122.73                 23.51
Colorado ....................                          111             18,293,606.24                  2.03
Connecticut .................                          112             18,653,849.84                  2.07
Delaware ....................                            4                572,559.71                  0.06
Florida .....................                          600             73,963,908.59                  8.22
Hawaii ......................                           43              9,428,215.51                  1.05
Idaho .......................                           11              1,709,639.81                  0.19
Illinois ....................                          312             46,826,531.97                  5.20
Indiana .....................                          128             13,315,275.05                  1.48
Iowa ........................                           62              6,167,817.30                  0.69
Kansas ......................                           20              2,321,286.94                  0.26
Kentucky ....................                           30              2,932,823.80                  0.33
Louisiana ...................                          106             10,932,808.63                  1.21
Maine .......................                           54              6,901,421.61                  0.77
Maryland ....................                          115             20,629,741.62                  2.29
Massachusetts ...............                          167             32,599,224.80                  3.62
Michigan ....................                          286             36,015,320.32                  4.00
Minnesota ...................                          205             32,642,414.21                  3.63
Mississippi .................                           26              2,567,381.84                  0.29
Missouri ....................                           80              8,278,487.87                  0.92
Montana .....................                            4                419,240.58                  0.05
Nebraska ....................                           37              4,089,201.30                  0.45
Nevada ......................                           49              7,725,893.77                  0.86
New Hampshire ...............                           29              4,063,136.71                  0.45
New Jersey ..................                          235             43,225,668.99                  4.80
New Mexico ..................                           29              3,551,231.03                  0.39
New York ....................                          399             84,627,976.16                  9.40
North Carolina ..............                            6                787,430.00                  0.09
Ohio ........................                          321             31,701,610.54                  3.52
Oklahoma ....................                           52              4,699,261.07                  0.52
Oregon ......................                           45              7,453,394.39                  0.83
Pennsylvania ................                          178             20,761,983.69                  2.31
Rhode Island ................                           52              7,896,937.12                  0.88
South Carolina ..............                           41              4,253,610.74                  0.47
South Dakota ................                            4                420,713.65                  0.05
Tennessee ...................                          101             10,351,010.95                  1.15
Texas .......................                          325             34,974,122.03                  3.89
Utah ........................                           15              1,798,820.32                  0.20
Washington ..................                          165             27,109,462.02                  3.01
Wisconsin ...................                           80             10,166,115.80                  1.13
Wyoming .....................                            8                910,463.77                  0.10
                                                     -----        ------------------                ------
  Total .....................                        5,961        $   899,999,989.53                100.00%
                                                     =====        ==================                ======
__________________

(1) The greatest ZIP Code geographic concentration of the Mortgage Loans was approximately 0.25% in the 10469 ZIP Code.


                          QUALIFYING FICO SCORES FOR THE MORTGAGE LOANS AT ORIGINATION(1)




                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
        QUALIFYING FICO SCORE                 MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
800-819 ..................                              10         $     1,831,894.25                       0.20%
780-799 ..................                              57               8,576,189.38                       0.95
760-779 ..................                             113              16,380,070.43                       1.82
740-759 ..................                             191              31,867,368.35                       3.54
720-739 ..................                             335              54,392,694.85                       6.04
700-719 ..................                             435              69,667,271.94                       7.74
680-699 ..................                             732             121,113,798.97                      13.46
660-679 ..................                             606              91,055,306.80                      10.12
640-659 ..................                             752             114,050,542.64                      12.67
620-639 ..................                             846             133,884,963.51                      14.88
600-619 ..................                             539              81,168,191.99                       9.02
580-599 ..................                             393              55,464,536.73                       6.16
560-579 ..................                             412              54,850,723.18                       6.09
540-559 ..................                             334              41,857,155.05                       4.65
520-539 ..................                             136              15,390,523.85                       1.71
500-519 ..................                              70               8,448,757.61                       0.94
                                                     -----         ------------------                     ------
  Total ..................                           5,961         $   899,999,989.53                     100.00%
                                                     =====         ==================                     ======
______________________

(1) The weighted average qualifying FICO score at origination of the Mortgage Loans that had FICO scores was approximately 650. See "--FICO Scores" in the Prospectus Supplement.


                                   INCOME DOCUMENTATION OF THE MORTGAGE LOANS(1)



                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
        INCOME DOCUMENTATION                  MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
Full Documentation Program ..............            4,155        $   620,702,883.74                 68.97%
Stated Income Documentation Program .....            1,300            193,133,509.98                 21.46
Limited Documentation Program ...........              506             86,163,595.81                  9.57
                                                     -----        ------------------                ------
         Total ..........................            5,961        $   899,999,989.53                100.00%
                                                     =====        ==================                ======
____________________

(1) For a description of each documentation level, see "The Mortgage Loans--Underwriting Standards" in the Prospectus Supplement.


                                RISK CATEGORIES FOR THE MORTGAGE LOANS (WHOLESALE)



                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
              RISK CATEGORY                   MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
I ........................                           1,652         $   255,323,957.96                  75.62%
II .......................                             218              36,169,234.51                  10.71
III ......................                             183              27,824,469.46                   8.24
IV .......................                              96              12,760,671.01                   3.78
V ........................                              35               4,613,288.49                   1.37
VI .......................                               8                 951,311.78                   0.28
                                                     -----         ------------------                 ------
  Total ..................                           2,192         $   337,642,933.21                 100.00%
                                                     =====         ==================                 ======



                                  RISK CATEGORIES FOR THE MORTGAGE LOANS (RETAIL)



                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
              RISK CATEGORY                   MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
A ........................                              92         $    10,516,901.18                       1.87%
AA .......................                             553              70,760,975.30                      12.58
AAA ......................                           2,922             457,957,204.09                      81.44
B ........................                             101              11,397,038.30                       2.03
C ........................                              65               7,219,856.11                       1.28
D ........................                              36               4,505,081.34                       0.80
                                                     -----         ------------------                     ------
  Total ..................                           3,769         $   562,357,056.32                     100.00%
                                                     =====         ==================                     ======



                                     ORIGINATION SOURCE OF THE MORTGAGE LOANS


                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
        ORIGINATION SOURCE                    MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
Retail....................................        3,769             $562,357,056.32                        62.48%
Wholesale.................................        2,192              337,642,933.21                        37.52
                                                  -----             ---------------                       ------
  Total...................................        5,961             $899,999,989.53                       100.00%
                                                  =====             ===============                       ======



                                     MORTGAGE INSURANCE FOR THE MORTGAGE LOANS



                                                               AGGREGATE PRINCIPAL BALANCE          % OF AGGREGATE PRINCIPAL
                                                 NUMBER OF       OUTSTANDING AS OF THE           BALANCE OUTSTANDING AS OF THE
              PMI INSURANCE                   MORTGAGE LOANS     SUBSEQUENT CUT-OFF DATE              SUBSEQUENT CUT-OFF DATE
------------------------------------------    --------------   ---------------------------       -----------------------------
LPMI Coverage.............................            4,614             $708,800,231.67                      78.76%
No LPMI Coverage..........................            1,347              191,199,757.86                      21.24
                                                      -----             ---------------                     ------
  Total...................................            5,961             $899,999,989.53                     100.00%
                                                      =====             ===============                     ======
